UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 12, 2026

JOHN B. SANFILIPPO & SON, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	0-19681	36-2419677
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1703 N. RANDALL ROAD
Elgin, Illinois		60123-7820
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (847) 289-1800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value per share	JBSS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

Stock Repurchase Program

On November 12, 2026, John B. Sanfilippo & Son, Inc. (the “Company”) issued a press release announcing that its Board of Directors (the “Board”) authorized a new stock repurchase program (the “Repurchase Program”) which authorizes the Company to repurchase up to $20.0 million of its Common Stock, subject to certain limitations and conditions. The Repurchase Program does not authorize the repurchase of shares of Class A Common Stock.

Under the Repurchase Program, the Company may repurchase shares of its Common Stock from time to time in open market transactions in accordance with the limitations set forth in Rule 10b-18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and other applicable legal requirements. Repurchases may also be made pursuant to a trading plan under Rule 10b5-1 of the Exchange Act, which would permit shares to be repurchased when the Company might otherwise be precluded from doing so because of self-imposed trading blackout periods or other regulatory restrictions.

The Repurchase Program does not obligate the Company to repurchase any shares of its Common Stock and there is no assurance that the Company will do so. The extent to which the Company repurchases its shares of Common Stock, and the timing of such repurchases, will depend upon a variety of factors, including general market and economic conditions, regulatory requirements, availability of funds, and other relevant considerations, as determined by the Company. The authorization for the Repurchase Program will remain in effect for two years unless the Board, in its discretion, modifies, suspends, or terminates repurchases at any time prior to the Repurchase Program’s expiration, without any prior notice.

Dividend Declaration

On November 12, 2026, the Company also announced that its Board declared a special cash dividend (the “Special Dividend”) of $2.00 per share on all issued and outstanding shares of Common Stock and Class A Common Stock of the Company. The Special Dividend will be paid on December 18, 2026 to stockholders of record as of the close of business on December 4, 2026.

A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The exhibits furnished herewith are listed in the Exhibit Index of this Current Report on Form 8-K.

EXHIBIT INDEX

Exhibits	Description
99.1	Press Release dated November 12, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JOHN B. SANFILIPPO & SON, INC.

November 12, 2026	By:	/s/ Frank S. Pellegrino
Frank S. Pellegrino President and Chief Financial Officer